Index No 8905	Folder No 4740

BUSINESS DIVISION LEASE

Between the undersigned parties:

FOR THE LESSOR:

-   CONTE Antonio, born in Naples (NA) on 5 August 1965, domiciled for the purpose in Rome (RM), Corso di Francia no 235, Tax Code CNT NTN 65M05 F839P, acting in his capacity as Sole Director and Legal Representative of the company:

-   "RIPA HOTEL & RESORT S.P.A." with registered office in Rome (RM), Corso di Francia no 235, Tax Code and registration number with the Business Register of Rome no 09838171008, VAT number 09838171008, share capital Euro 380,000.00, registered under no 1193052 of R.E.A. (Economic and Administrative Index) of Rome, statutorily vested with the necessary powers;

FOR THE LESSEE:

-   TARRONI Martina, born in Rome (RM) on 19 July 1982, domiciled for the purpose at the below mentioned address, acting in her capacity of Sole Director and Legal Representative of the Company:

-   ” KU HOTELS S.R.L." with registered office in Rome (RM), via Luigi Gianniti no 21,
Tax Code and registration number with the Business Register of Rome no 10260231005, VAT number 10260231005, share capital Euro 10,000.00, registered under no 1221285 of R.E.A. (Economic and Administrative Index) Rome, statutorily vested with the necessary powers;

WHEREAS:

-   the company RIPA HOTEL & RESORT S.P.A. is the owner of the business division intended for the management of the hotel complex (including bar-restaurant and nightclub) named "RIPA HOTEL" in the establishment located in Rome (RM), via G. Gianniti no 17:

-   the aforementioned management activities are carried out in the premises belonging to LOCAT Spa according to the electronically recorded lease agreement dated 30 April 2008 ref. 08042920180701144;

-   that all activities are carried out by virtue of the following licenses and authorisations:

1)   Hotel licence no 8744 issued by the Municipality of Rome on 15 October 1997 in the name of the assignor to the lessee;

2)   USL (Local Health Unit) Roma D authorisation dated 8 September 1997 (application no 2144/1997), in the name of the assignor to the lessee, referring to the Hotel;

3)   Licence to serve Type B food to the public no 1633 issued by the Municipality of Rome on 17 August 1998, in the name of the assignor;

4)   Licence to serve Type A food to the public no 1632 issued by the Municipality of Rome on 17 August 1998, in the name of the assignor to the lessee, referring to the Restaurant;

5)   Retailing Premises Licence TAB.VII no 1883 issued by the Municipality of Rome on 17 August 1998, in the name of the assignor;

6)   USL Roma D Authorisation dated 9 March 1998 (application no 7119/1997), in the name of the assignor to the lessee, referring to the Bar and the Restaurant;

7)   Permanent authorisation for dancing no 179 dated 25 March 2004, referring to the nightclub;

8)    Permanent authorisation for musical performances no 180 dated 25 March 2004, referring to the nightclub;

9)    USL Roma D Authorisation dated 19 March 2001 (application no 3595/2000), in the name of the assignor, referring to the nightclub;

-   the company RIPA HOTEL & RESORT S.P.A. has arrived at the decision to lease the above mentioned hotel and restaurant business division, passing on the licences to KU HOTELS S.R.L., which requested them;

-   no salary-equivalent employees are currently employed by the business establishment;

-   the lease does not include the registered moveable and immovable property;

Now, therefore, with this contract it is agreed that:

Art.1) – The company RIPA HOTEL & RESORT S.P.A., as described above, declares that it grants, by way of renting, the company KU HOTELS S.R.L. which through its legal representative, also by way of renting, accepts the business division described in detail in the introduction;

Art.2) – The rental is understood to include all the elements that form part of the company assets, excluding debts and credits. Specifically, the company assets include the equipment, the firm, the brand, the goodwill, all authorisations granted to the lessor by the competent authorities, as well as the furnishings, fixtures and systems in general, as shown by the inventory, signed by the parties and attached sub. A;

Art.3) This business lease agreement will have duration of 9 (nine) years based on the period from 1 January - 31 December of each year and will cease on 31 December 2017. The parties expressly agree that the rent will begin starting 5 February 2009, even if it is expressly accepted and considered as a whole instalment. Upon expiry, the rent will be tacitly renewed for a period of equal length, unless a notice is sent by registered mail with receipt of delivery at least three months prior to the expiry date.

Art.4) – The monthly rent is established at the amount of Euro 105,000.00 (one hundred and five thousand point zero zero) plus VAT with annual increase based on the ISTAT index starting from the third year following the signing of this contract. Payments must be made no later than the 5th day of each month, preferably via bank transfer.

Art.5) – The parties acknowledge that the company has been delivered in a state that serves the use and purpose for which it is intended, and that the company is rented without any employees. The lessee declares to have full knowledge of the state of the premises. The lessee is committed and obligated:

a)   not to change the use of the company and not to make changes to the facilities without prior written consent from the lessor, exonerating it from any and all liability;

b)   to uphold the efficiency of the organisation and its facilities with care and diligence, as well as all the property contained in the attached inventory, providing maintenance and replacements at its own care and expense, and returning them upon the expiry of the contract in the same condition with consideration of the normal state of use;

c)    to operate in compliance with the national and European Union legislation in force, being obligated to obtain or transfer authorisations, licences, permissions, additional permits and anything else required for the regular management of the company in accordance with the norms in force or those to be introduced during the course of the contract. For that purpose, the lessee expressly declares to have all the necessary personal and corporate requisites to be able to maintain the licences and/or permits required.

d)    to comply with and enforce all hygiene, health and public safety standards, and any other standards relating to the company, and specifically not to conduct activities not permitted by the regulations in force, otherwise the lessor is expressly exonerated from any liability;

e)    pursuant to art. 1615 of the Italian Civil Code, to oversee the management in accordance with the financial goal in the interest of the business, undertaking for that purpose to allocate the necessary means to the company for the sake of its management and to comply with the regulations for the proper use of the rented business;

f)     to allow the legal representative of the lessor or a trusted person authorised with written proxy to access the premises to assess the state thereof, the state of preservation of the company and compliance with all the contractual obligations assumed on the part of the lessee;

Art.6) – The lessee may undertake initiatives intended to increase profits and productivity of the business, provided they do not result in obligations for or damage to the lessor. The lessor expressly authorises the lessee to implement ordinary and extraordinary improvements and/or adjustments to the equipment, furnishings and tools received, the cost of which shall be borne by the lessee: the acquisition of new equipment or furnishings or other investments that may bring about improvements may be carried out by the lessee at its own expense. In this case, the lessee shall not have the right to retain these assets upon expiry of the contact. The lessor will therefore acquire these extraordinary improvements and/or adjustments without paying anything to the lessee. The lessee shall be exclusively responsible for ordinary and extraordinary repairs of buildings, machinery, equipment, fittings, furniture, systems and anything else, particularly in relation to water, lighting, gas, health and lock systems, keys, window locks and flooring, as well as the extraordinary repairs required for the maintenance of the company also with regard to administrative permissions.

Art.7) – Upon termination of the contract for any reason, the lessee shall immediately release the company and the assets that comprise it to the lessor in an excellent state of preservation, barring the normal wear derived from normal use, recognising the lessor’s right to compensation for all damages if the deterioration of the assets is due to negligence, lack of skill or a lack of diligence on the part of the lessee.

Art.8) – The lessee is obligated to comply with all regulations regarding proper working relationships with its staff in terms of social security, insurance and pay. Furthermore, at the end of the management period, the lessee is obligated to oversee the dismissal of staff and the payment of the appropriate severance pay, exempting the lessor from any and all claims regarding workers or insurance and welfare institutions.

Art.9) – Upon the return of the rented business, the lessee will not be entitled to compensation for the difference in the consistency and value of the assets between the beginning and expiry of the rental period, as an exception to art. 2561 of the Italian Civil Code.

Art.10) – Subletting of the leased company and the assets that comprise it, in whole or in part, is not permitted without written consent from the lessor, even if the sublet is for free or as a gratuitous loan.

Art.11) Any taxes and social security, insurance or welfare contributions shall be borne by the lessee. The lessee declares to register the transfer of all contracts relating to utilities (water, light, telephone, gas, waste disposal, street signs, etc.) to its name, whether with public or private operators, no later than twenty days after the coming into force of this contract. These contracts shall be the responsibility of the lessee until the rented business is returned.

Art.12) The lessee expressly exempts the lessor form any liability for any direct or indirect damages that may be caused by the lessee or third parties, employees or visitors for any reason related to or attributable to the management of the systems and the activities carried out. The lessee also exempts the lessor form any liability in the event of an interruption to the services (gas, electricity, telephone etc.) for reasons beyond its control.

Should the lessor be brought to court because of acts or omissions relating to the activities carried out by the lessee, the latter will be obligated to reimburse the court fees, penalties, sanctions and any other damages that the lessor is forced to carry out and pay, in addition to compensating any damages. The lessee declares that it will take out a suitable insurance policy with a leading insurance company covering the entire duration of the contract, for the rented facilities and the risk related to business activities, fire, theft, explosion and extraordinary and atmospheric events, civil liability for any damages caused in any way to visitors, consumers, users, and third parties for any reason, with maximum coverage of Euro 2,000,000.00 which will be adjusted annually, with a waiver on the part of the insurance company of the right to recourse to the lessor, with regards to insurance risks.

Art.13) This contract, which shall be filed in the records of the Notary, who authenticates the signatures, is subject to the amount of VAT required by law, as it does not include the leasing of property. A single original copy has been read, approved and signed today in Rome, Viale dei Bastioni di Michelangelo no 5/a. on 24 February 2009 at 17:30.

Signed: Antonio CONTE	Signed: Martina TARRONI

HOTEL EQUIPMENT	QUANTITY
LAMPSHADE	404
WARDROBE	321
SAFE	196
PILLOWS	804
SOFA	89
SOFA BED	91
FAN COIL	125
FAN COIL\SPLIT	79
MICROWAVE OVEN	100
MINIBAR	196
DOUBLE BEDS	24
SINGLE BEDS	356
MATTRESSES	341
KITCHEN FURNITURE	91
SUITCASE FURNITURE	37
HAIRDRYER	196
ARMCHAIRS	9
ASHTRAYS	196
POUFFE	104
CHAIRS	192
PATIO CHAIRS	36
HANGERS	1,176
STEREO RADIO CD	9
TABLE	159
TELEPHONE	196
TELEVISION	212
CURTAINS	410
BLINDS	65
THERMOSTAT	196
HEADBOARDS	224

BAR EQUIPMENT	QUANTITY
CABINET WITH TWO DRAWERS	1
TILL WITH COMPUTER - (DIGITAL SCREEN)	1
DISPLAY CASE	1
COUNTER WITH FRIDGE – 2 DOORS 2 DRAWERS	1
COUNTER FRIDGE - 5 DRAWERS 3 WINDOWS	1
ICE MACHINE	1
SMALL GLASS SHELVES	2
LARGE GLASS SHELVES	3
COUNTER FRIDGE FOR ICE CREAM	1
WASTE BIN	1
BUCKET	1
JUICE PRESS	1
BARLEY COFFEE MACHINE	1
COFFEE MACHINE	1
PASTRY DISPLAY CASE	1
PASTRY OVEN	1
PLATE FOR FOOD	1
SMALL GREY PLATES	34
HOOD WITH BROKEN FAN	2
TRAYS	4

RESTAURANT EQUIPMENT	QUANTITY
DINING TABLES	38
CHAIRS	128
STEEL BUFFET COUNTERS	2
FOOD TROLLEY	2
TWO DOOR ZANUSSI REFRIGERATOR	1
TWO DOOR WINE REFRIGERATOR	1
ICE BUCKET WITH COLUMN	4
COUNTER WITH SINK AND FRIDGE 3 DOORS 3 DRAWERS	1
SOFAS	3
COFFEE TABLES	3
SPEAKERS FOR MUSIC	3
MIXER	1
CD AUDIO PLAYER	1
AMPLIFIER	1
COLUMN MENU HOLDERS	1
GLASS SHELF	1
VASES	3
FRAME WITH INTERNAL LIGHTING	1
DISPLAY CASE FOR WINE	1
TROLLEY WITH TILL - COMPUTER	1
WATER PURIFIER	1
RESTAURANT FORKS	222
RESTAURANT KNIVES	112
RESTAURANT SPOONS	146
BREAKFAST FORKS	124
BREAKFAST KNIVES	53
LARGE BREAKFAST SPOONS	89
BREAKFAST SPOONS	62
COVERS PER ROOM SERVICE	24
WATER GLASSES	140
BREAKFAST GLASSES	120
WINE GLASSES	63
NEW CHEF DISC	2
OLD CHEF DISC	2

KITCHEN EQUIPMENT	QUANTITY
LARGE PLASTIC CONTAINERS + LIDS	20
SMALL AND MEDIUM CONTAINERS + LIDS	50
PLASTIC JARS + LIDS	10
MEDIUM PORCELAIN WHITE DISHES	11
LARGE WHITE DISHES	5
OVAL DISHES	5
DEEP WHITE PORCELAIN TRAYS	3
WHITE PORCELAIN TRAYS	7
GRILL SLICE	6
STEEL SIEVE	1
MEAT MALLET	1
SMALL HAND GRATERS	2
MOULDS	58
CUTTING BOARDS	9
FLAME GRILL	1
COUNTER BOTTLE OPENER	1
PLATE WARMER	1
DISHWASHER	1
ASSORTED COOKING UTENSILS	23
WHISKS/PINE/WOODEN SPOONS	20
COLANDER	9
SPIN DRYER	1
COUNTER FRIDGE	4
STEAL COUNTERS	13
HOODS	2
SALAMANDER	1
ABBATT1TORE	1
SCALES	1
CLOSED CABINETS WITH SHELVES	3
OPEN CABINETS WITH SHELVES	3
MICROWAVE	2
SHELVES	6
KETTLE WITH 3 LARGE AND 3 SMALL CONTAINERS	1
FRYER	1
STOVE WITH 8 HOBS	1
SMOOTH PLATE.	1
OVEN + 1 PLATE HOLDER	1
STEEL PLATES /20 STEEL BOWLS	40
CUTTER	1
VACUUM	1
ELECTRIC SOUP POTS	2
WOK	2
ELECTRIC HOT PLATES	2
ELECTRIC PANS	2
ELECTRIC WHISK	1
ROBOT	1
WASTE BIN + 1 PLASTIC	2
FRIDGE FREEZER	1
SINK WITH SECTIONS	1
STEEL FRIDGE	4
COLD STORAGE	2
WASH BASINS	4
MEAT GRINDER WITH GRATER	1
LARGE POTS + 15 SMALL POTS +5 ALUMINIUM POTS	18
LARGE PANS + 19 SMALL PANS	6
CAKE PANS	12
POT LIDS	5

LIST OF ELECTRONIC MACHINES FOR RIPA HOTEL
QUANTITY
RECEPTION
COMPLETE PC WORKSTATIONS (CENTRAL UNIT, MONITOR, MOUSE AND KEYBOARD)	5
PRINTERS	3
FAX MACHINES	2
PHOTOCOPIER	1

SALES OFFICE
QUANTITY
LAPTOP COMPUTERS	2
COMPLETE PC WORKSTATIONS (CENTRAL UNIT, MONITOR, MOUSE AND KEYBOARD)	7
EXTERNAL DVD BURNER	1
EXTERNAL CD BURNER	1
FAX MACHINE	1
PRINTERS	4
PRINTER-PHOTOCOPIER	1

ADMINISTRATIVE OFFICE
QUANTITY
LAPTOP COMPUTER	1
COMPLETE PC WORKSTATIONS (CENTRAL UNIT, MONITOR, MOUSE AND KEYBOARD)	5
FAX MACHINE	1
PHOTOCOPIER	1
PRINTERS	2

Index no 8905	Folder no 4740

AUTHENTICATION OF SIGNATURES

I, the undersigned, Dr. Fernando Misiti, notary in Rome with offices in Rome, Viale dei Bastioni di Michelangelo no 5/a, enrolled with the College of United Notary Districts in Rome, Velletri and Civitavecchia, hereby certify that:

-   CONTE Antonio, born in Naples (NA) on 5 August 1965, domiciled for the purpose in Rome (RM), Corso di Francia no 235, in his capacity as Sole Director and Legal Representative of the company:

-   "RIPA HOTEL & RESORT S.P.A." with registered office in Rome (RM), Corso di Francia no 235, Tax Code and registration number with the Business Register of Rome no 09838171008;

-   TARRONI Martina, born in Rome (RM) on 19 July 1982, domiciled for the purpose at the below mentioned address, acting in her capacity of Sole Director and Legal Representative of the Company:

-   ” KU HOTELS S.R.L." with registered office in Rome (RM), via Luigi Gianniti no 21, Tax Code and registration number with the Business Register of Rome no 10260231005; the personal identity, qualifications, powers of signature and full legal capacity to act of whom are known to me, in my capacity as notary; in my presence they have signed this deed hereunder and in the margins of other necessary sheets, which I, as notary, have read to the parties and which shall be filed in my records, today in Rome, in my office, on the twenty fourth of February two thousand and nine (24 February 2009) at 17:30.

Signed: Fernando, Misiti Notary

Certified copy in my records in multiple sheets, bearing the required signatures, which has been issued for all legal purposes.

Rome, 10 March 2009